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                                                                    Exhibit 10.1

                                CREDIT AGREEMENT

This Credit Agreement ("Agreement") is made and entered into as of the first day of April, 2001 ("Effective Date"), by and between Embrex, Inc. ("Lender") and Advanced Automation, Inc. ("Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, Lender and Borrower will be entering into a Development and Supply Agreement ("Development and Supply Agreement") in conjunction with this Agreement.

WHEREAS, Lender desires to extend credit to Borrower by making loans to Borrower from time to time in sums equal to an aggregate amount not exceeding the Loan Commitment in order to facilitate Borrower's performance of its obligations under the Development and Supply Agreement; and

WHEREAS, Borrower desires to borrow from Lender sums equal to an aggregate amount not exceeding the Loan Commitment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01 Certain Defined Terms. As used herein, the following terms shall
             ---------------------
have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):
                  ----------

         "Business Day" shall mean any day on which the principal office of
          ------------
Lender is not closed.

         "Default" shall mean an Event of Default or an event which with notice
          -------
or lapse of time or both would become an Event of Default.

         "Indebtedness" shall mean all sums owed or to be owed by Borrower to
          ------------
Lender, whether principal or interest.

         "Interest Rate" shall mean six percent (6%) per annum.
          -------------

         "Loan" and "Loans" shall mean loans made issued pursuant to Article II
          ----       -----
of this Agreement.

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         "Loan Commitment" shall mean an amount equal to Three Million Three
          ---------------
Hundred Seventy Thousand Dollars ($3,370,000.00).

         "Maturity Date" shall mean April 30, 2003.
          -------------

         "Note" shall mean the promissory note referenced in Section 2.01 hereof
          ----
substantially in the form of Exhibit A hereto.

Accounting terms not specifically defined herein shall be defined in accordance with generally accepted accounting principles.

                                   ARTICLE II
                               EXTENSION OF CREDIT

Section 2.01 Loans. Subject to the conditions set forth below in this Article
             -----
II, Lender agrees to make loan(s) (each a "Loan" and collectively, the "Loan")
                                           ----                         ----
to Borrower during the period from and including the Effective Date to the date falling 30 days before the Maturity Date in an aggregate principal amount not exceeding at any one time outstanding the Loan Commitment; notwithstanding the foregoing or any other provision of this Agreement, the payment to be made by Lender to Borrower on April 26, 2001, in the amount of Forty-Three Thousand Four Hundred Twenty-Three and 28/100 Dollars ($43,423.28), shall be deemed a Loan hereunder. The Loans shall mature and be payable in full on the Maturity Date. The Loans made by Lender shall be evidenced by a single promissory note of Lender in substantially the form of Exhibit A hereto ("Note"), payable to the
                                                       ----
order of Lender in a principal amount equal to the amount of the Loan Commitment. The Note shall be dated the date hereof.

Section 2.02 Availability. Availability of Loans hereunder will be limited to
             ------------
and conditioned on Borrower's providing Lender with drawdown requests satisfactory in form and substance to Lender (each a "Drawdown Request"). Each
                                                      --------
Drawdown Request must be in an amount equal to the amount of expenses actually incurred by Borrower during the calendar month prior to the Drawdown Request in connection with Borrower's performance of its obligations under the Development Program (as defined in the Development and Supply Agreement). Lender must pre-authorize, in writing, each such expense (whether labor, materials or travel) incurred under the Development Program before being obligated to make Loans against such expenses pursuant to Drawdown Requests hereunder. Each Drawdown Request shall include (i) a detailed breakdown of the expenses incurred and for which a drawdown is requested, (ii) a copy of the related pre-authorization by Lender, and (iii) a certification of the matters set forth in Section 2.03 below.

Section 2.03 Conditions. In addition to the foregoing, Lender shall not be
             ----------
required to make any Loan unless, on the date of making the requested Loan: (i) there shall exist no Default; (ii) the representations and warranties of Borrower set forth in this Agreement shall be true and correct immediately prior to and after giving effect to the requested

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Loan; and (iii) such Loan shall not violate any requirement of law and shall not be enjoined in any fashion.

Section 2.04 Use of Loan Proceeds. Borrower shall use proceeds of the Loans
             --------------------
solely and exclusively to perform its obligations under the Development and Supply Agreement.

                                   ARTICLE III
                                    INTEREST

Section 3.01 Interest. The Loans shall accrue simple interest at the rate of six
             --------
percent (6%) per annum. All computations of interest shall be made by Lender on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) elapsed. In no event will the amount of any interest due and payable hereunder exceed the maximum rate of interest allowed by applicable law.

                                   ARTICLE IV
                                    PAYMENTS

Section 4.01 Repayment of Principal. Borrower shall pay Lender the outstanding
             ----------------------
principal amount of the Loans, and all accrued interest, on the Maturity Date, or such earlier date as provided for in this Agreement.

Section 4.02 Payments. Except to the extent otherwise provided herein, all
             --------
payments of principal and interest to be made by Borrower under this Agreement and the Note shall be made (i) in United States of America Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Lender via commercially acceptable means on the date on which such payment shall become due, or (ii) in such other form of consideration, including without limitation the performance of services, as may be mutually agreed upon by Lender and Borrower.

Section 4.03 Prepayment. If Borrower completes all of its obligations under the
             ----------
Development and Supply Agreement, to Lender's satisfaction prior to the Maturity Date, then Borrower may at such time prepay the entire amount owed on the Loans (which payment shall include all outstanding principal and accrued interest) without penalty. Any such prepayment shall be applied first to accrued interest on the Loans and then to principal.

Section 4.04 Costs. Borrower agrees to pay on demand all costs, expenses and
             -----
losses, if any (including without limitation reasonable attorney's fees) incurred by Lender in connection with the enforcement of this Agreement and the Note. In addition, Lender agrees to indemnify Borrower for all costs, expenses and losses, if any (including without limitation reasonable attorney's fees) incurred by Borrower in connection with any action bought by a regulatory body challenging the lawfulness of this Agreement.

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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

Section 5.01  Borrower represents and warrants to Lender that:

     (a) Corporate Existence. Borrower is a corporation duly organized, legally
         -------------------
         existing and in good standing under the laws of South Carolina, and is duly qualified to transact business in each State or other jurisdiction in which the character of the properties owned by it or the nature of its business require such qualification.

     (b) Authority; Enforceability; No Conflicts. Borrower is duly authorized
         ---------------------------------------
         and empowered to borrow the funds as contemplated hereunder, and to execute and deliver this Agreement and the Note. All corporate action requisite for borrowing funds as contemplated hereunder and the due execution and delivery of this Agreement and the Note has been duly and effectively taken. This Agreement, the Note and the Loans are valid and binding obligations of Borrower enforceable in accordance with their terms (subject to any applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights). This Agreement, the Note and the Loans do not violate or conflict with any provisions of Borrower's articles of incorporation, bylaws, or any agreement, law or regulation to which it is subject, and the same do not require the consent or approval of any regulatory authority or governmental body or any political subdivision thereof.

     (c) Accuracy of Information. All information previously furnished by or on
         -----------------------
         behalf of Borrower to Lender is true and correct and fairly reflects the financial condition of Borrower as of the dates thereof, and the financial condition of Borrower has not changed materially and adversely since the date thereof.

     (d) Litigation. There is no pending or threatened action or proceeding
         ----------
         before any court, commission, governmental agency, whether State or Federal, or arbitration which may materially adversely affect the financial condition, operations, properties, or business of Borrower or the ability of Borrower to perform its obligations hereunder or under the Note.

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                                   ARTICLE VI
                                     NOTICES

Section 6.01 Notice. All notices and communications directed by Borrower to
             ------
Lender shall be sent to:

         Embrex, Inc.
         P.O. Box 13989
         Research Triangle Park, North Carolina 27709-3989
         Attention: Vice President, Finance and Administration

All notices and communications directed by Lender to Borrower shall be sent to:

         Advanced Automation, Inc.
         17 Haywood Road
         Greenville, SC 29607
         Attention: Chairman

All notices and communications shall be sent by certified mail return receipt requested, or by personal delivery. Either party may from time to time notify the other party of a different address to which all notices and communications shall thereafter be addressed.

                                   ARTICLE VII
                                     DEFAULT

Section 7.01 Events of Default. With respect to Borrower, if any of the
             -----------------
following events shall occur and be continuing, such event shall be considered an "Event of Default" as that term is used herein:
    ----------------

     (a) Failure to pay any principal of, or interest on, the Loans when due and payable,

     (b) Default in the observance of performance of any covenant contained herein, or in the Development and Supply Agreement, to be performed or kept by Borrower,

     (c) Any representation or warranty made by Borrower herein proves to have been untrue in any material respect as of the date hereof, or any representation, statement, certificate or data furnished or made by Borrower hereunder proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified, or

     (d) Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall

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         be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (d).

Section 7.02 Remedies Upon an Event of Default. Upon the occurrence of any of
             ---------------------------------
the above listed Events of Default, Lender may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times: (i) declare the balance of the Loans and the Note to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower; (ii) exercise other rights and remedies as Lender may be provided hereunder or under the Note, or as provided by law; and (iii) any obligation of Lender to advance funds hereunder or under the Note and all other obligations (if any) of Lender shall immediately cease and terminate.

                                  ARTICLE VIII
                          COVENANTS AND REPRESENTATIONS

Section 8.01 Taxes and Other Liens. Borrower will pay all taxes, assessments,
             ---------------------
governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of Borrower, except liabilities being diligently contested in good faith and against which Borrower will set up reserves in accordance with generally accepted accounting principles.

Section 8.02 Corporate Existence; Maintenance of Properties. Borrower will
             ----------------------------------------------
maintain its corporate existence, remain in good standing in each jurisdiction in which it is required to be qualified, maintain all franchises, permits and licenses reasonably necessary in its business, comply in all material respects with all valid and applicable statutes, rule and regulations, and it will at all times protect, and/or maintain in reasonably good and workable condition, its properties (including without limitation intangible assets, intellectual property, trade names and trademarks).

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.01 Governing Law. This Agreement shall be interpreted and construed in
             -------------
accordance with the laws of the State of North Carolina.

Section 9.02 Amendments. This Agreement shall not be modified or amended except
             ----------
by an instrument in writing signed by both parties.

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Section 9.03 Severability. If any one or more provisions of this Agreement shall
             ------------
be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.04 Entire Agreement. This Agreement, the Note and the Development and
             ----------------
Supply Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof. Any oral representations or modifications concerning this Agreement shall be of no force or effect unless contained in a subsequent written modification signed by a duly authorized officer or agent of the party to be bound thereby.

Section 9.05 Headings. The descriptive headings contained herein are for
             --------
convenience only and shall not control or affect the meaning, interpretation or construction of any provision of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the Effective Date.

Embrex, Inc.                        Advanced Automation, Inc.

By:    /s/ Randall L. Marcuson      By:    /s/ Sunder Subbaroyan
       -------------------------           ------------------------
Name:  Randall L. Marcuson          Name:  Sunder Subbaroyan
Title: President and CEO            Title: Chairman


By:   /s/ Don T. Seaquist              By: __________________________
      --------------------------       Name:  _______________________
Name:  Don T. Seaquist                 Title: Secretary
Title: Secretary

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                                    EXHIBIT A
                                    ---------
                                       to
                                CREDIT AGREEMENT


                                 PROMISSORY NOTE

$3,370,000.00                                 Dated: April 1, 2001


           FOR VALUE RECEIVED, the undersigned ("Borrower"), HEREBY PROMISES TO PAY to the order of Embrex, Inc., a North Carolina corporation ("Lender"), the principal amount of Three Million Three Hundred Seventy Thousand Dollars ($3,370,000.00), pursuant to the Loans (as defined in the Credit Agreement referred to below), on or before April 30, 2003 (the "Maturity Date"); together with interest (computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed) on the principal amount hereof outstanding from time to time from and including the date hereof until the Maturity Date, payable on the Maturity Date at an interest rate of six percent (6%) per annum.

           This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated April 1, 2001 (the "Credit Agreement"), between Borrower and Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

           The Borrower shall have the right to prepay in full the principal amount hereunder together with accrued interest to the date of such payment on the principal amount in accordance with Section 4.03 of the Credit Agreement.

           If any of the following events shall occur and be continuing:

                    (a) Borrower shall fail to pay any principal of, or any interest on, the Loans as evidenced by this Promissory Note when the same becomes due and payable;

                    (b) Borrower shall default in the observance of performance of any covenant contained in the Credit Agreement, or in the Development and Supply Agreement, to be performed or kept by Borrower;

                    (c) Any representation or warranty made by Borrower in the Credit Agreement proves to have been untrue in any material respect as of the date hereof, or any representation, statement, certificate or data furnished or made by Borrower under the Credit Agreement proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

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                    (d) Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or any substantial part of its property; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (d);

then, and in any such event, Lender may declare this Promissory Note, all interest thereon and all other amounts payable hereunder to be forthwith due and payable, whereupon this Promissory Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which Borrower hereby expressly waives.

           Borrower shall make payment of all principal and interest hereunder prior to 2:00 P.M. (North Carolina time) on the day when due in lawful money of the United States of America to Lender at its office in Research Triangle Park, North Carolina in immediately available funds. Whenever any payment to be made hereunder shall be otherwise due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

           Borrower also agrees to pay on demand all costs and expenses (including without limitation reasonable attorneys' fees) incurred by Lender in enforcing this Promissory Note.

           This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without regard to principles of conflict of laws.

           IN WITNESS WHEREOF, Borrower has executed this instrument under seal, the day and year first above written.

                                ADVANCED AUTOMATION, INC.

                                By: /s/ Sunder Subbaroyan
                                     ------------------------------(SEAL)
                                Name:   Sunder Subbaroyan
                                Title:  Chairman

ATTEST:

By:    ___________________________
Name:  ___________________________
Title: ___________________________